Exhibit 10.12

SECOND AMENDMENT AGREEMENT

This SECOND AMENDMENT AGREEMENT (this “Amendment”), is dated as of November 4, 2014, by and among NUTRACEUTICAL INTERNATIONAL CORPORATION, a Delaware corporation (“Holdings”), NUTRACEUTICAL CORPORATION, a Delaware corporation (the “Borrower”), the Banks (as defined below) signatory hereto, and COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, in its capacity as administrative agent (in such capacity, “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the financial institutions party thereto as “Banks” (each individually, a “Bank” and collectively, the “Banks”), and Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of December 15, 2010 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of April 1, 2013, the “Existing Credit Agreement”); and

WHEREAS, the Borrower has requested that Administrative Agent and the Banks amend certain terms of the Existing Credit Agreement as more specifically set forth herein; and

WHEREAS, Administrative Agent and the Banks party hereto have agreed to the requested amendments on the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Existing Credit Agreement or the Restated Credit Agreement (as defined below), as the context may require, and further agree as follows:

1.                                      Amendments to  Existing Credit Agreement.

(a)                                 The Existing Credit Agreement is hereby amended and restated to be in the form of Annex 1 hereto (the Existing Credit Agreement, as so amended and restated in its entirety, being referred to as the “Restated Credit Agreement”).

(b)                                 Annexes I, III, IV, V, VII, VIII and IX to the Existing Credit Agreement are hereby amended and restated to be in the form of Schedules 1.13, 6.16, 6.17, 6.21, 7.03, 8.03, and 8.05 attached to this Amendment.

(c)                                  Except as expressly set forth therein, all Exhibits referred to in the Restated Credit Agreement shall be deemed to refer to the corresponding Exhibits to the Existing Credit Agreement.

2.                                      Revolving Loan Commitments.  For the avoidance of doubt, on the Amendment Effective Date, each Bank agrees that it shall have a Revolving Loan Commitment under the

Restated Credit Agreement in the amount set forth opposite such Bank’s name on Schedule 1.13 attached to this Amendment.

3.                                      No Other Amendments.  Except as expressly set forth above, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment, modification, or waiver of any right, power or remedy of Administrative Agent or the Banks under the Existing Credit Agreement or any of the other Credit Documents, nor constitute a waiver of any provision of the Existing Credit Agreement or any of the other Credit Documents.  Except for the amendments set forth above, the text of the Existing Credit Agreement and all other Credit Documents shall remain unchanged and in full force and effect and Holdings, Borrower and each other Credit Party hereby ratifies and confirms its obligations thereunder.  This Amendment shall not constitute a modification of the Existing Credit Agreement or any of the other Credit Documents or a course of dealing with Administrative Agent or the Banks or variance with the Existing Credit Agreement or any of the other Credit Documents such as to require further notice by Administrative Agent or any Bank to require strict compliance with the terms of the Existing Credit Agreement and the other Credit Documents in the future.  Each Credit Party acknowledges and expressly agrees that Administrative Agent and the Banks reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Existing Credit Agreement and the other Credit Documents, as amended herein.

4.                                      Representations and Warranties.  In consideration of the execution and delivery of this Amendment by Administrative Agent and the Banks, each Credit Party hereby represents and warrants in favor of Administrative Agent and the Banks as follows:

(a)                                 The execution, delivery and performance by each Credit Party of this Amendment (i) are all within such Credit Party’s corporate or limited liability company powers, (ii) have been duly authorized by all necessary corporate or limited liability company or other organizational action of such Credit Party, (iii) will not contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, (iv) will not conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Security Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of Holdings or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other material agreement or instrument to which Holdings or any of its Subsidiaries is a party or by which it or any of its property or assets are bound or to which it may be subject, and (v) will not violate any provision of the Certificate of Incorporation or By-Laws of Holdings or any of its Subsidiaries;

(b)                                 No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery or performance by any Credit Party of this Amendment, except authorizations or approvals that have been obtained and notices or filings that have been made;

(c)                                  This Amendment has been duly executed and delivered by each Credit Party, and constitutes a legal, valid and binding obligation of each Credit Party enforceable against each Credit Party in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d)                                 As of the date hereof, after giving effect to this Amendment, the representations and warranties made by or with respect to the Credit Parties, or any of them, under the Restated Credit Agreement and any of the other Credit Documents, are true and correct in all material respects (except to the extent already qualified by materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except to the extent already qualified by materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) as of such earlier date;

(e)                                  Immediately after giving effect hereto, no event has occurred and is continuing which constitutes a Default or an Event of Default; and

(f)                                   As of the date hereof, no Credit Party has knowledge of any challenge to Administrative Agent’s or any Bank’s claims arising under the Credit Documents, or to the effectiveness of the Credit Documents.

5.                                      Effectiveness; Conditions Precedent.  This Amendment shall become effective as of the date set forth above (such date being referred to as the “Amendment Effective Date”) upon Administrative Agent’s receipt of each of the following, in each case reasonably satisfactory to Administrative Agent in form and substance:

(a)                                 Executed Counterparts. A counterpart of this Amendment to be executed and delivered by Administrative Agent, the Banks, the Borrower, Holdings and each Subsidiary Guarantor.

(b)                                 Opinions of Counsel to Credit Parties. The favorable written opinion (addressed to Administrative Agent and the Banks and dated the Amendment Effective Date) of Kirkland & Ellis LLP, counsel to each Credit Party, regarding this Amendment and the Credit Documents and such other matters as Administrative Agent shall reasonably request.

(c)                                  Corporate Documents. Such documents and certificates as Administrative Agent may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of this Amendment and the Credit Documents, the identity, authority and capacity of each Authorized Officer authorized to act on behalf of a Credit Party in connection with this Amendment and any other legal matters relating to the Credit Parties.

(d)                                 Security Documents. The Security Agreement, duly executed and delivered by the Credit Parties and Collateral Agent, and the results, dated as of a recent date prior to the Amendment Effective Date, of searches conducted in the UCC filing records in each of the governmental offices in each jurisdiction in which any Credit Party is located and the applicable governmental office in each jurisdiction in which any Collateral is located, which in each case shall have revealed no Liens with respect to any of the Collateral except Permitted

Liens and except as to which Administrative Agent shall have received (and is authorized to file) termination statements or documents (Form UCC-3 or such other termination statements or documents as shall be required by applicable law) fully executed or in appropriate form for filing. In addition, Administrative Agent shall have received evidence that all filings, registrations and recordings have been made in the appropriate governmental offices, and all other action has been taken, that Administrative Agent deems necessary or desirable in order to create, in favor of Collateral Agent on behalf of the Banks, a perfected first-priority Lien on the Collateral described in the Security Agreement, subject to no other Liens except for Permitted Liens. Without limiting the foregoing, each Credit Party shall deliver to Administrative Agent, to the extent not previously delivered to Administrative Agent: (x) all certificates, if any, representing the Pledged Securities, promissory notes, if any, evidencing all Indebtedness owed to such Credit Party as of the Amendment Effective Date to the extent required to be pledged pursuant to the Security Agreement (including Intercompany Notes required by Section 8.05(g) of the Restated Credit Agreement), and stock powers and instruments of transfer, endorsed in blank, with respect to such stock certificates and promissory notes; and (y) all documentation, including UCC financing statements, required by law or reasonably requested by Administrative Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security Agreement.

(e)                                  Subsidiary Guaranty. The Subsidiary Guaranty duly executed and delivered by the Subsidiary Guarantors.

(f)                                   Notes. The Revolving Notes, substantially in the form of Exhibit B-1 to the Existing Credit Agreement, duly executed by the Borrower for each Bank reflecting such Bank’s Revolving Loan Commitment as of the Amendment Effective Date.

(g)                                  Officer’s Certificate. A certificate dated as of the Amendment Effective Date signed by an Authorized Officer of the Borrower stating that the representations in  Sections 4(d) and 4(e) of this Amendment have been satisfied as of such date.

(h)                                 Flood Certificates. A flood determination certificate for each parcel of Mortgaged Property and evidence that all flood insurance required to be maintained under the Restated Credit Agreement and the Security Documents has been obtained and is in effect.

(i)                                     Insurance. Evidence that all insurance (including flood insurance to the extent applicable) required to be maintained under the Restated Credit Agreement and the Security Documents has been obtained and is in effect, together with the certificates of insurance, naming Collateral Agent, on behalf of the Banks, as an additional insured and a lender’s loss payee, as the case may be, under all insurance policies maintained with respect to the assets and properties of the Credit Parties that constitute Collateral and all endorsements thereto required under the Restated Credit Agreement and the Security Documents.

(j)                                    Mortgage Release. A Full Release and Satisfaction of Mortgage executed by the Collateral Agent for that certain Mortgage, Security Agreement, Assignment of Leases, Rents and Profits, and Fixture Filing by Seychelles Organics, Inc. dated as of December 15, 2010 in favor of the Collateral Agent.

(k)                                 Fees. Evidence that the Borrower shall have paid all accrued fees and expenses of Administrative Agent, the Collateral Agent and the Banks as required to be paid on the Amendment Effective Date under the terms of any letter agreement between the Borrower and Administrative Agent, including the fees, charges and disbursements of Greenberg Traurig LLP, special New York counsel to Administrative Agent, in connection with the negotiation, preparation, execution, and delivery of the this Amendment (directly to such counsel if requested by Administrative Agent).

(l)                                     Miscellaneous.  Such information, certificates, reports, statements, or other documents as Administrative Agent may reasonably request.

6.                                      Condition Subsequent. No later than 30 days after the Amendment Effective Date, Borrower shall execute and deliver, or cause to be executed and delivered, to Administrative Agent, Endorsements naming Administrative Agent, on behalf of and for the benefit of the Secured Parties, as the lender’s loss payee or additional insured, as applicable, for each Credit Party’s insurance policies as required under Section 7.03, in each case duly executed or otherwise effective and reasonably acceptable to Administrative Agent; provided that Administrative Agent in its discretion may from time to time extend in writing the deadline set forth in this Section 6 if Borrower is using commercially reasonable efforts to obtain or perform the items required by this Section 6 and Administrative Agent provides written notice of such extension thereafter to the Banks.

7.                                      Costs and Expenses.  The Credit Parties agree, jointly and severally, to pay on demand all reasonable out-of-pocket costs and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Administrative Agent with respect thereto).

8.                                      Affirmation of Holdings Guaranty. By executing this Amendment, Holdings hereby ratifies, acknowledges, consents and agrees that all of its obligations and liability under the Holdings Guaranty (as defined in the Existing Credit Agreement) remain in full force and effect under the Restated Credit Agreement, and that the execution and delivery of this Amendment and any and all documents executed in connection therewith shall not alter, amend, reduce or modify its obligations and liability under the Holdings Guaranty as set forth in the Restated Credit Agreement.

9.                                      Acknowledgment of Security Interests. Each Credit Party hereby acknowledges that, as of the date hereof, the security interests and liens granted to Collateral Agent pursuant to the Credit Documents (including, without limitation, all Liens granted pursuant to the Mortgages) are (i) in full force and effect and are enforceable in accordance with the terms of the applicable Credit Documents and (ii) hereby ratified, confirmed and continued and shall continue to secure, without interruption or impairment of any kind, the Obligations (as defined in the Restated Credit Agreement), except to the extent such liens have been (a) amended and restated by the Security Agreement delivered on the Amendment Effective Date or (b) specifically released pursuant to (1) the mortgage release delivered pursuant to Section 5(j) of this Amendment or (2) Section 15 of this Amendment.

10.                               Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of a signature page hereto by facsimile transmission or by other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

11.                               Reference to and Effect on the Credit Documents.  Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Documents to “the Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Restated Credit Agreement.

12.                               Governing Law.  This Amendment shall be deemed to be made pursuant to the laws of the State of New York with respect to agreements made and to be performed wholly in the State of New York and shall be construed, interpreted, performed and enforced in accordance therewith.

13.                               Final Agreement.  This Amendment represents the final agreement among the Borrower, Guarantors, Administrative Agent and the Banks as to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.

14.                               Credit Document.  This Amendment shall be deemed to be a Credit Document for all purposes under the Restated Credit Agreement.

15.                               Release of American Nutritional Casualty Insurance, Inc.  Upon the effectiveness of this Amendment, (i) American Nutritional Casualty Insurance, Inc. (“ANCI”) shall be released from its Obligations under the Credit Documents and (ii) all assets of ANCI shall be released from the Liens arising under the Security Documents.  In furtherance of the foregoing, the Collateral Agent shall promptly terminate the Uniform Commercial Code financing statement filed with the Bureau of Conveyances of the Department of Land and Natural Resources of Hawaii that names ANCI, as debtor, and the Collateral Agent, as secured party, and agrees to deliver to the Borrower (at the Borrower’s sole cost and expense) any other release documentation that the Borrower may reasonably request to evidence the release of ANCI from the Credit Documents and the release of ANCI’s assets from the Liens arising under the Security Documents.

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IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written.

HOLDINGS:	NUTRACEUTICAL INTERNATIONAL CORPORATION

	By:		/s/ Frank W. Gay II
		Name:	Frank W. Gay, II
		Title:	Chief Executive Officer

BORROWER:	NUTRACEUTICAL CORPORATION

	By:		/s/ Frank W. Gay II
		Name:	Frank W. Gay, II
		Title:	Chief Executive Officer

SECOND AMENDMENT AGREEMENT

GUARANTORS:

AU NATUREL, INC.

AU NATUREL (CANADA), INC.

AU NATUREL (JAPAN), INC.

AU NATUREL (UK), INC.

BEEHIVE ORGANICS, INC.

ELEPHANT PHARMACY, INC.

FUNFRESH FOODS, INC.

HEALTHWAY CORPORATION

MIA ROSE, INC.

MONARCH NUTRACEUTICALS, INC.

NATURAL BALANCE, INC.

NATURE’S DISCOUNT, INC.

NUTRA, INC.

NUTRABRANDS, INC.

NUTRACOMP, INC.

NUTRAFORCE, INC.

NUTRAGARDEN, INC.

NUTRAMARKS, INC.

NUTRAPACK, INC.

NUTRAPRO, INC.

NUTRAPURE, INC.

NUTRASOURCING, INC.

OD, INC.

PEP PRODUCTS, INC.

PIONEER NUTRITIONAL FORMULAS, INC.

SEYCHELLES ORGANICS, INC.

SUNFEATHER NATURAL SOAP COMPANY, INC.

SUSTAINABLE LABS, INC.

VITADOLLAR, INC.

WOODLAND PUBLISHING, INC.

	By:		/s/ Frank W. Gay II
		Name:	Frank W. Gay, II
		Title:	Chief Executive Officer

FRESH ORGANICS, INC. FRESH TO YOU, INC. FRESH VITAMINS, INC. ORDERDOG, INC.

	By:		/s/ Cory J. McQueen
		Name:	Cory J. McQueen
		Title:	Secretary

SECOND AMENDMENT AGREEMENT

NATURE’S PRINT, INC. OD, LLC WELLNESS TEAM, INC.

By:		/s/ Jeffrey A. Hinrichs
	Name:	Jeffrey A. Hinrichs
	Title:	Secretary

ALL ONE, INC. HONEY GARDENS, INC.

By:		/s/ Jeffrey A. Hinrichs
	Name:	Jeffrey A. Hinrichs
	Title:	President

SECOND AMENDMENT AGREEMENT

ADMINISTRATIVE AGENT, COLLATERAL AGENT AND BANKS:	COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as Administrative Agent, Collateral Agent and a Bank

	By:		/s/ Eric Hurshman
		Name:	Eric Hurshman
		Title:	Managing Director

By:		/s/ Naoko Kojima
	Name:	Naoko Kojima
	Title:	Executive Director

SECOND AMENDMENT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Bank

By:		/s/ Troy S. Akagi
	Name:	Troy S. Akagi
	Title:	Senior Vice President

SECOND AMENDMENT AGREEMENT

Index to Annexes and Schedules

Annex 1

Schedule 1.13

Schedule 6.16

Schedule 6.17

Schedule 6.21

Schedule 7.03

Schedule 8.03

Schedule 8.05